UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 27, 2022

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FDCT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective at a date to be determined in May 2022, the Company will begin offering its securities under Rule 506(c) of Regulation D, as promulgated by the United States Securities and Exchange Commission. Rule 506(c) will permit the Company to broadly solicit and generally advertise this Offering, provided that all purchasers in the Offering are accredited, investors. The Company plans to take reasonable steps to verify purchasers’ accredited investor status and ensure that certain other conditions in Regulation D are satisfied.

The Company will offer for sale the following securities in a maximum combined amount up to $4,000,000.

Convertible Notes, the interest of 9% per annum, subject to optional and mandatory conversion into the Company’s common stock (the “Notes”). Subject to early conversion, each Note will mature twelve months from the execution date. The maximum amount of Notes to be sold is $3,000,000, subject to the Company’s option to accept additional subscriptions but not exceed $4,000,000.

All the Notes issued will automatically (and without any action on the part of the holders) be converted into shares of Common Stock of the Company at a conversion price (the “Conversion Price”) equal to 65% of the public offering price per share of the Common Stock offered to the public in the UPLIST or as such shares are valued in connection with another Mandatory Conversion Event. The UPLIST means means the listing of the Common Stock on a national securities exchange such as Nasdaq Capital Market with or without the capital raise or follow-on financing. The Company has engaged EF Hutton, a division of Benchmark Investments, LLC (“EF Hutton”), in connection with the proposed UPLIST and public offering.

If the UPLIST or other Mandatory Conversion Event does not occur by the Maturity Date, all the Notes will be either (i) paid in full by the Company or (ii) at the Company’s election, converted into shares of Common Stock with the shares of Common Stock valued at a pre-money valuation based on the closing bid price of shares of Common Stock outstanding as shown in the Company’s most recent Form 10Q or 10K filed with the SEC (the “Default Conversion Price”), however, in no event shall the Default Conversion Price be less than $0.07 per share of Common Stock with a maximum of 42,857,143 shares of Common Stock if the entire $3,000,000 in principal amount of Notes was converted.

This Offering will be made on a “best efforts” basis with no minimum.

The Company has entered into a “Lead Broker Engagement Agreement” with CIM Securities, LLC, (“CIM”) of Colorado. CIM will act as the placement agent in this Offering.

CIM is an independent investment bank that serves micro-cap and small-cap companies by providing capital raising solutions and also merger and acquisition services for companies seeking growth capital or services. CIM also caters to individual investors by providing comprehensive brokerage and money management solutions. CIM Securities provides institutional investors and individual investors periodic opportunities to participate in public offerings and private placements of public or private companies. The agreement (attached hereto) with CIM is summarized as follows:

1.	Scope. CIM will act as the placement agent for up to $4,000,000 worth of the Company’s securities by soliciting accredited investors and as the managing broker. The Company has engaged CIM to consult with and advise the Company with respect to the sale of these Securities and anything incidental thereto, as directed by the Company.

2.	Exclusivity Period. The sale of the Securities described in this Memorandum shall be handled exclusively by CIM. The exclusivity period shall expire after the first three (3) months (“Term”) from the date of the Offering, or terminate upon ten days (10) written notice by either party. After the exclusive term, the Agreement shall become non-exclusive and continue on a “month-to-month” basis until either Party cancels.

3.	Fees and Compensation. The Company has agreed to pay CIM the following fee and other compensation: success fee, transaction success fees, placement agent warrants, advisory fee, expense reimbursement, escrow account, and finder’s fees. CIM shall receive a cash placement fee equal to Eight Percent (8.0%) of the gross proceeds and an extra Two Percent (2.0%) non-accountable expense allowance & wholesaling fee that shall only be charged on monies & subscriptions that are brought in from any other FINRA member broker-dealer other than CIM. Upon successful completion of an Equity, Mezzanine, and/or Structured Debt Transaction, the Company shall issue to CIM, or its assignees, warrants for the purchase of an amount equal to Eight Percent (8.0%) of the number of total shares of stock sold in the Offering contemplated herein this Agreement.

Additionally, Shares may be purchased or sold by officers, directors, employees, and affiliates of the Company, and persons will not receive any compensation based on the success of the Offering.

The following tables set forth the current equity capitalization of the Company, and the capitalization of the Company on a fully diluted basis, i.e., accounting for the Maximum 506c Offering at the mandatory conversion price, voting of preferred shares, conversion of all debt into equity, exercise of all warrants and options associated with the 506c Offering, and other outstanding common stock warrants after dilutive issuance adjustments.

Name and Addresses	Title of Class	Number of Shares Beneficially Owned	Percent of Class, %	Percent of Fully Diluted, %
Current Equity Structure, Common
Officers & Directors (1)
Mitchell Eaglstein	Common	20,768,105	14.03%	10.46%
Imran Firoz	Common	14,310,000	9.67%	7.21%
Brian Platt	Common	1,000,000	0.68%	0.50%
Jonathan Baumgart	Common	600,000	0.41%	0.30%
Control Group/Affiliates (2)
FRH Group Corporation	Common	26,372,413	17.82%	13.28%
Thomas Family Trust	Common	22,500,000	15.20%	11.33%
Public Holders/Investors (3)	Common	62,475,032	42.21%	31.46%
Sub–Current Shares		148,025,550	100.00%	74.54%

Dilutive Events
AJB Capital Warrants (4)	Common	4,285,714		2.16%
New 506c Offering (Max Offering) (5)
Common Shares	Common	42,857,143		21.58%
Underwriter Warrant	Common	3,428,571		1.73%
Subtotal Dilutive Events		50,571,429		25.46%
Total		198,596,979		100.00%

Name and Addresses	Title of Class (6)	Number of Shares Beneficially Owned	Percent of Class, %	Number of Voting Shares	Percent of Fully Diluted Voting Shares, %
Current Equity Structure, Preferred
Mitchell Eaglstein	Series A Preferred	2,600,000	65.00%	130,000,000	32.61%
Imran Firoz	Series A Preferred	400,000	10.00%	20,000,000	5.02%
Felix R. Hong	Series A Preferred	1,000,000	25.00%	50,000,000	12.54%
Total		4,000,000	100.00%	200,000,000	50.18%

(1) Addresses for all officers and directors are 200 Spectrum Center Drive, Suite 300, Irvine, CA 92618.

(2) Shareholders having 10% or more of capital or voting rights in the Company as a control group.

(3) No single holder in this group owns 5% or more of common shares.

(4) The Company issued 1,000,000 warrants in connection with the $550,000 promissory note dated January 27, 2022, with an exercise price of $0.30 for three years and anti-dilution adjustments to the exercise price. Total number of common stock warrants after dilutive issuance = 1,000,000 (E) X $0.30 (F)/$0.07 (G) or 4,285,714. E = Total number of warrants, F = Exercise Price, G = Base Share Price or Mandatory Conversion Price.

(5) Entire 506c Offering is converted into equity at the mandatory conversion price of $0.07.

(6) Series A Preferred Stock is entitled to fifty (50) non-cumulative votes per share on all matters presented to stockholders for action. As a result, 4,000,000 Series A Preferred Shares represent a 50.59% voting percentage on a fully diluted vote per share basis. As a group of two persons, Officers and Directors own 75% of Series A Preferred stock.

CORPORATE HISTORY

General

Under Delaware laws, the founders incorporated the Company on January 21, 2016, as Forex Development Corporation. On February 27, 2018, the Company changed its name to FDCTech, Inc. The name change reflects the Company’s commitment to expanding its products and services in the FX and cryptocurrency markets for OTC brokers. The Company provides innovative and cost-efficient financial technology (‘fintech’) and business solutions to OTC Online Brokerages and cryptocurrency businesses (“customers”).

The Company intends to build a diversified global financial services company driven by proprietary Condor trading technologies, complementary regulatory licenses, and a proven executive team. The Company plans to acquire, integrate, transform, and scale legacy financial service companies. The Company believes that its proprietary technology and software development capabilities allow legacy financial services companies immediate exposure to –forex, stocks, ETFs, commodities, crypto, social/copy trading, and other high-growth fintech markets.

From December 2021 onwards, the Company expects to grow from its acquisition strategy, specializing in buying and integrating small to mid-size legacy financial services companies. The Company intends to build a diversified global software-driven financial services company. The Company plans to acquire, integrate, transform, and scale legacy financial service companies. The Company replaces conventional legacy software infrastructure with its regulatory-grade proprietary Condor trading technologies, intending to improve end-user experience, increase client retention, and realize cost synergies.

On December 22, 2021, the Company entered into a Share Exchange Agreement (the “Agreement”) with AD Financial Services Pty Ltd ACN 628 331 117 of Level 38/71 Eagle St, Brisbane, Queensland, Australia, 4000 (“ADFP” or “Target”). According to the Agreement, the Company acquired 51% of ADFP’s issued and outstanding shares of capital stock in exchange for 45,000,000 (the “Consideration”) newly issued “restricted” common shares. The operating and licensed entity of ADFP is AD Advisory Services Pty Ltd. ADFP owns one hundred percent (100%) equity interest in AD Advisory Services Pty Ltd (“ADS”). As a result, the Company is 51% owner of ADS. The Company closed the acquisition on December 22, 2021, and combined the financial statements of ADS in its annual report, 10-K, filed with the SEC on March 28, 2022.

Post-acquisition of ADS, we have two primary business segments, (1) Wealth Management and (2) Technology and Software Development.

Wealth Management

AD Advisory Services Pty Ltd. (ADS) is an Australian-regulated wealth management company with 20 offices, 28 advisors, and $530+ million in funds under advice. ADS provides licensing solutions for financial advisers & accountants in Australia. ADS offers different licensing, compliance, and education solutions to financial planners to meet the specific needs of their practice.

Technology & Software Development

The Company secures and earns revenues by signing an agreement with its customers. The Company considers a signed agreement with its customers, a binding contract with the customer, or other similar documentation reflecting the terms and conditions under which the Company will provide products or services as persuasive evidence of an arrangement. Each agreement is specific to the customer and clearly defines each party’s fee schedule, duties and responsibilities, renewal and termination terms, confidentiality agreement, dispute resolution, and other clauses necessary for such a contract. The material terms of contracts with customers depend on the nature of services and solutions. Each contract is specific to the customer and clearly defines each party’s fee schedule, duties and responsibilities, renewal and termination terms, confidentiality agreement, dispute resolution, and other clauses necessary for such contract.

The Company has three sources of revenue.

●	Consulting Services – The Company’s turnkey business solutions - Start-Your-Own-Brokerage (“SYOB”), Start-Your-Own-Prime Brokerage (“SYOPB”), Start-Your-Own-Crypto Exchange (“SYOC”), FX/OTC liquidity solutions, and lead generations.

●	Technology Solutions – The Company licenses its proprietary and, in some cases, acts as a reseller of third-party technologies to customers. Our proprietary technology includes but is not limited to Condor Risk Management Back Office (“Condor Risk Management”), Condor Pro Multi-Asset Trading Platform (previously known as Condor FX Pro Trading Terminal), Condor Pricing Engine, Crypto Web Trader Platform, and other cryptocurrency-related solutions.

●	Customized Software Development – The Company develops software for Customers with unique requirements outlined in the Software Development Agreement (“Agreement”).

The Company has completed the Condor Pro Multi-Asset Trading Platform, previously known as Condor FX Trading Platform. The Condor Pro Multi-Asset Trading Platform is a commercial trading platform targeted at day traders and retail investors. The industry characterized such platforms by their ease of use and various helpful features, such as the simplified front-end (user interface/user experience), back-end (reporting system), news feeds, and charting system. The Condor Pro Multi-Asset Trading Platform further includes risk management (dealing desk, alert system, margin calls, etc.), pricing engine (best bid/ask), and connectivity to multiple liquidity providers or market makers. We have tailored the Condor Pro Multi-Asset Trading Platform to different markets, such as forex, stocks, commodities, cryptocurrencies, and other financial products.

The Company released, marketed, and distributed its Condor Pro Multi-Asset Trading Platform in the second quarter of the fiscal year, December 31, 2019. The Company has developed the Condor Back Office API to integrate third-party CRM and banking systems into Condor Back Office.

The Company currently has six (6) licensing agreements for its Condor Pro Multi-Asset Trading Platform. The Company is continuously negotiating additional licensing agreements with several retail online brokers to use the Condor Pro Multi-Asset Trading Platform. Condor Pro Multi-Asset Trading Platform is available as a desktop, web, and mobile version.

The Company’s upgraded Condor Back Office (Risk Management) meets various jurisdictions’ regulatory requirements. Condor Back Office meets the directives under the Markets in Financial Instruments Directive (MiFID II/MiFIR), legislation by European Securities and Market Authority (ESMA) implemented across the European Union on January 3, 2018.

The Company is developing the Condor Investing & Trading App, a simplified trading platform for traders with varied experiences in trading stocks, ETFs, and other financial markets from their mobile phones. The Company expects to commercialize the Condor Investing & Trading App by the end of the second quarter of the fiscal year ended December 31, 2022.

The Company is developing NFT Marketplace, a decentralized NFT marketplace, a multichain platform with a lazy minting option to reduce and limit unnecessary blockchain usage fees, also known as gas fees. The Company expects to commercialize the NFT Marketplace by the end of the second quarter of the fiscal year ended December 31, 2022.

The Company and its subsidiary, ADS, are developing a digital wealth management company, which will initially include a Robo Advice Platform catering to Australia’s wealth management industry. The Company expects to commercialize the Robo Advice Platform by the fiscal year ended December 31, 2022.

Additional information can be obtained from the Company’s SEC filings.

Information in this report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Lead Broker Engagement Agreement with CIM Securities LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

May 27, 2022	By:	/s/ Imran Firoz
Date		Imran Firoz
Chief Financial Officer
(Principal Executive Officer)